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                                                                    EXHIBIT 10.1

                              SIXTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

          THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("this Amendment")
                                                                --------------
is made and entered into this 25th of April, 1996, but effective April 10, 1996, by and between JAYHAWK ACCEPTANCE CORPORATION, a Texas corporation ("Borrower"),
                                                                     --------
and FLEET CAPITAL CORPORATION, a Connecticut corporation ("Lender").
                                                           ------

                                   RECITALS

          A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated April 4, 1995, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated July 11, 1995, by and between Borrower and Lender, (ii) that certain Second Amendment to Loan and Security Agreement, dated December 29, 1995, by and between Borrower and Lender, (iii) that certain Third Amendment to Loan and Security Agreement, dated January 25, 1996, by and between Borrower and Lender, (iv) that certain Fourth Amendment to Loan and Security Agreement dated March 7, 1996, by and between Borrower and Lender, and (v) that certain Fifth Amendment to Loan and Security Agreement dated March 15, 1996, by and between Borrower and Lender (as amended, the "Loan
                                                                           ----
Agreement").
- - ---------

          B. Borrower and Lender desire to amend the Loan Agreement and the Other Agreements to allow and provide for certain matters as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions
                                  -----------

          1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  Amendments
                                  ----------

          2.01 Amendment to Appendix A of the Loan Agreement; Amendment to the
               ---------------------------------------------------------------
Definition of "Borrowing Base". Effective as of the date hereof, the definition
- - -----------------------------

of "Borrowing Base" contained in Appendix A of the Loan Agreement is hereby
    --------------
deleted in its entirety, and the following substituted therefor:

          "Borrowing Base - as at any date of determination thereof, an amount
           --------------
     equal to the lesser of:

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               (i) the Revolving Credit Commitment; or

               (ii) an amount equal to:

                    (a) 40% of the sum of (A) the Net Eligible Account Amount
               outstanding at such date with no installment greater than 45 days past due on a contractual basis, plus (B) the Net Eligible
                                                ----
               Diminutive Account Amount outstanding at such date;

                                 PLUS

                    (b) the lesser of (A) $3,900,000 or (B) 40% of the Net
               Eligible Account Amount, with an installment greater than 45 days past due and less than 60 days past due, on a contractual basis."

     2.02 Amendment to Appendix A of the Loan Agreement; Deletion of
          ----------------------------------------------------------
Definitions. Effective as of the date hereof, Appendix A of the Loan Agreement is hereby amended to delete in its entirety the definitions of "Fourth
                                                                ------
Amendment", "Guarantor", "Guaranty", and "Permitted Overadvance Amount".
             ---------    --------        ----------------------------

     2.03 Amendment to Section 2.1.1 of the Loan Agreement.  Effective as of the
          ------------------------------------------------
date hereof, Section 2.1.1 of the Loan Agreement is hereby deleted in its
             -------------
entirety, and the following substituted therefor:

          "2.1.1  Rates of Interest.  Interest shall accrue on the principal
                  -----------------
     amount of the Revolving Credit Loans outstanding at the end of each day at a fluctuating rate per annum equal to the Base Rate (the 'Applicable Annual
                                                               -----------------
     Rate').  The Applicable Annual Rate shall increase or decrease by an amount
     ----
     equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs."

     2.04 Deletion of Section 4.2.6 of the Loan Agreement.  Effective as of the
          -----------------------------------------------
date hereof, Section 4.2.6 of the Loan Agreement is hereby deleted in its
             -------------
entirety.

     2.05 Deletion of Section 8.1.9 of the Loan Agreement.  Effective as of the
          -----------------------------------------------
date hereof, Section 8.1.9 of the Loan Agreement is hereby deleted in its
             -------------
entirety.

     2.06 Deletion of Section 10.1.16 of the Loan Agreement.  Effective as of
          -------------------------------------------------
the date hereof, (i) Section 10.1.16 of the Loan Agreement is hereby deleted in
                     ---------------
its entirety and (ii) Section 10.1.17 of the Loan Agreement is hereby renumbered
                      ---------------
as Section 10.1.16.
   ---------------

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                                  ARTICLE III
                             Conditions Precedent
                             --------------------

          3.01 Conditions to Effectiveness.  The effectiveness of this Amendment
               ---------------------------
is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

          (a) Lender shall have received (i) this Amendment, duly executed by Borrower, (ii) a company general certificate in the form of Annex A attached
                                                            -------
hereto (hereinafter referred to as the "Company General Certificate") certified
                                        ---------------------------
by the Secretary or Assistant Secretary of the Borrower acknowledging (A) that the Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment and all other Loan Documents to which the Borrower is or is to be a party, and (B) the names of the officers of the Borrower authorized to sign this Amendment and each of the other Loan Documents to which the Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers, (iii) a closing certificate signed by the Executive Vice President and the Treasurer of Borrower, dated as of the date of this Amendment, stating that
(A) the representations and warranties set forth in Section 7 of the Loan
                                                    ---------
Agreement are true and correct as of such date, (B) Borrower is on such date in compliance with all the terms and provisions set forth in the Loan Agreement, as amended by this Amendment, and (C) on such date no Default or Event of Default has occurred or is continuing, and (iv) such additional documents, instruments and information as Lender or its legal counsel may request;

          (b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

          (c) No Default or Event of Default shall have occurred and be continuing;

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                  ARTICLE IV
                                   No Waiver
                                   ---------

          Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

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                                   ARTICLE V
                 Ratifications, Representations and Warranties
                 ---------------------------------------------

          5.01 Ratifications.  The terms and provisions set forth in this
               -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

          5.02 Representations and Warranties.  Borrower hereby represents and
               ------------------------------
warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and
(d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.


                                  ARTICLE VI
                           Miscellaneous Provisions
                           ------------------------

          6.01 Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

          6.02 Reference to Loan Agreement.  Each of the Loan Agreement and the
               ---------------------------
Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

          6.03 Expenses of Lender.  As provided in the Loan Agreement, Borrower
               ------------------
agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

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          6.04 Severability.  Any provision of this Amendment held by a court of
               ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          6.05 Successors and Assigns.  This Amendment is binding upon and
               ----------------------
shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

          6.06 Counterparts.  This Amendment may be executed in one or more
               ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          6.07 Effect of Waiver.  No consent or waiver, express or implied,
               ----------------
by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

          6.08 Headings.  The headings, captions, and arrangements used in this
               --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          6.09 Applicable Law.  THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED
               --------------
PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          6.10 Final Agreement.  THE LOAN AGREEMENT AND THE OTHER LOAN
               ---------------
DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

          6.11 Release.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
               -------
COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR

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ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK
AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED,
SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN
EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND
IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION
OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

          IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the dates first above-written.

                                 "BORROWER"

                                 JAYHAWK ACCEPTANCE CORPORATION



                                 By:  /s/ Jerry W. Bayless
                                      --------------------------------------
                                      Jerry W. Bayless
                                      Executive Vice President and Treasurer

                                 "LENDER"

                                 FLEET CAPITAL CORPORATION


                                 By:  /s/ H. Michael Wills
                                      ----------------------------------------
                                      H. Michael Wills
                                      Vice President

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